Calvert

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September 30, 2003

Annual Report

Calvert New Vision

Small Cap Fund

Table of Contents

President's Letter

2

Social Update

4

Portfolio Management Discussion

5

Independent Auditors' Report

8

Statement of Net Assets

9

Statement of Operations

12

Statements of Changes in Net Assets

13

Notes to Financial Statements

15

Financial Highlights

20

Explanation of Financial Tables

24

Trustee and Officer Information Table

26

Dear Shareholders:

The markets have improved dramatically over the past year, with stocks showing substantial gains and bonds continuing to profit from an historically low interest-rate environment.

We believe that this year's broad-based market turnaround illustrates once again the value of diversification, asset allocation and long-term investing.  Many investors who pursued an appropriate asset allocation, with investments in stocks, bonds and cash, were able to benefit from the rally in securities prices.  Those who paid too much attention to short-term past performance and substantially reduced their stock holdings early in the year may well have missed the sharp rallies in the second quarter.  At Calvert, we encourage all our shareholders to review their portfolios with their financial advisors to ensure that their investments remain in line with their specific risk tolerance, return expectations and financial goals.

A cloud on the otherwise bright performance of the markets and economy was the distressing news concerning recent market timing and illegal after-hours trading on the part of certain mutual funds. We want to assure Calvert shareholders that we have a long-standing policy of not accepting trades from market timers, which is strictly enforced. And, of course, we do not accept or execute trades after the market closes, which would be in violation of securities industry regulations.

Markets like the ones that we have seen over the past several years demonstrate that understanding risk -- at the security, fund, and asset-class level -- is an integral part of successful investing.  This year, we have taken a number of steps to improve our ability to monitor and manage risk, and to prepare for further growth in our investor base.  We have reorganized Calvert's investment activities into two departments, Equities and Fixed Income, each headed by Chief Investment Officers who will work closely with our Social Research Department.  We believe that these changes will enhance our ability to deliver top-tier investment performance to our shareholders, while keeping investment risk at appropriate levels.

Thank you for your continued business, and we look forward to serving you in the year ahead.

Sincerely,

/s/Barbara J. Krumsiek

President and CEO

Calvert Asset Management Company, Inc.

November 2003

Social Update

from the Calvert Social Research Department

Shareholder Activism

Calvert shareholder activism seeks to move companies already performing in a more socially responsible manner than their industry peers to a higher level of corporate responsibility. We've secured the agreement of two major pharmaceutical companies to amend and post their ethical policies for clinical research in developing countries, where people are often not provided adequate information about the risks of clinical research or are promised but not given health care in exchange for their participation in trials for new drugs.

In addition, our shareholder resolution effectiveness has increased as we've become more effective in positioning our point of view in the context of shareholders' financial interests. For example, we received 12% support on a resolution seeking inclusive diversity policies at Alltel Corporation and a remarkable 63% on a resolution for staggered board tenures at Gillette.

Corporate "dialogues" continue, including a current effort with Weyerhaeuser to establish a policy prohibiting the harvest of and trade in products from primary and old-growth forests.

Board Diversity Initiative Successes

Two companies held in Calvert Funds have agreed to adopt key language from Calvert's model board diversity charter, which reflects our belief that boards of directors should look like America, not just a small slice of it.

Social Policy Leadership Announced

Calvert has named Joe Keefe Senior Advisor for Strategic Social Policy. Mr. Keefe, who has worked for and consulted with several socially responsible mutual fund groups, will provide focused, proactive direction for our social vision.

Portfolio Statistics

September 30, 2003

Investment Performance

(total return at NAV)

	6 Months	12 Months
	ended	ended
	9/30/03	9/30/03
Class A	28.86%	21.89%
Class B	28.28%	20.71%
Class C	28.36%	20.93%
Class I**	29.10%	22.32%
Russell 2000 Index TR*	34.63%	36.50%
Lipper Small-Cap Core Funds Avg.*	31.80%	32.01%

Ten Largest Stock Holdings

% of Net Assets
Viad Corp.	4.0%
Rayovac Corp.	3.9%
Brink's Co	3.8%
PMI Group, Inc.	3.6%
Ruby Tuesday, Inc.	3.5%
NCO Group, Inc.	3.5%
Corn Products Int'l, Inc.	3.5%
Barra, Inc.	3.5%
Axcelis Technologies, Inc.	3.5%
SOURCECORP, Inc.	3.4%
Total	36.2%

Asset Allocation

Stocks	94%
Notes	1%
Cash & Cash Equivalents	5%
100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

TR represents total return.

*  Source: Lipper Analytical Services, Inc.

** Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Investment Performance, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Investment Performance, the Class A performance at NAV was used during the periods September 30, 2002 through January 30, 2003, and March 12, 2003 through July 31, 2003.

Portfolio Management Discussion

James Awad

Awad Asset Management Company

Performance

During the one-year period ended September 30, 2003, Calvert New Vision Small Cap Fund's Class A shares returned 21.89%, compared with 36.50% for the Russell 2000.

Investment Climate

The period was characterized by periodic frustration for us. Markets were unsettled, alternating between significant declines and volatile rallies, and during the declines selling appeared irrational, with stocks being sold regardless of their relative value. During the recoveries, gains were made primarily by lower-quality and/or high-valuation sectors and high-beta sectors.

Portfolio Strategy

Through the period

The growth-at-a-reasonable-price style we employ tends to outperform during periods characterized by investor preference for relative value investing  -- not during periods characterized by euphoria following on depression.

Two examples of what we believe are great long-term growing companies that we held in the Fund but underperformed during the past year are North Fork Bank and John Wiley & Sons. We believe both are compelling growth companies with good earnings, excellent balance sheets, and well-regarded managements. In addition, during the 12 months ended September 30, both companies met earnings expectations, yet John Wiley returned only 19.1% and North Fork went down 5.3%.

Another example is Rayovac, the third-largest battery company in the U.S. Even though in our opinion the company has an important strategic franchise and excellent management execution, the stock returned only 19.7% during this period.

Going forward

We are optimistic but attentive to risks, continuing to seek out companies with growing earnings, that have, in our opinion, sound business models, good balance sheets, and sensible valuations. We are confident in our process and application and feel that the Fund is excellently positioned. It is worthwhile remembering that the small- to mid-capitalization sector is generally a good arena in which to invest. It is the area in which diligent research can uncover undervalued securities. In addition, many companies in this universe are unit-growth companies which can grow earnings without a major acceleration in the economy.

Outlook

In March, we believe that the markets were hobbled by concerns about war and recession. Today, they appear buoyed by signs of economic recovery and the momentum of increasing equity prices. There are several reasons for optimism. First, we believe that US corporations are in excellent shape -- a little improvement in economic activity should lead to a nice increase in profits, and profits are what drive stock prices. Second, there appear to be increasing signs that the economy is in fact improving. And third, a serious investor can ferret out many stocks which are attractively valued.

However, we believe that several factors should prevent investors from having unbridled optimism. For example, it is unclear how strong and long the recovery will be; the soft job market may act as a restraint. In addition, the broad stock market averages, as measured by indices such as the S&P 500, are not compellingly cheap. Finally, the growing federal deficit and the geopolitical situation remain long-term question marks. Their effect on the economy and stock markets remains an uncertainty.

Overall, the prudent position seems to be guarded optimism -- remaining attentive to risk, yet seeking out opportunities for profit.

November 2003

Portfolio Statistics

September 30, 2003

Average Annual Total Returns

(with max. load)

Class A Shares
One year	16.09%
Five year	7.88%
Since inception	2.46%
(1/31/97)

Class B Shares
One year	15.71%
Five year	7.61%
Since inception	1.21%
(4/1/98)

Portfolio Statistics

September 30, 2003

Average Annual Total Returns

(with max. load)

Class C Shares
One year	19.93%
Five year	8.00%
Since inception	2.43%
(1/31/97)

Class I Shares*
One year	22.32%
Since inception	10.17%
(3/1/99)

New subadvisor assumed management of the Fund effective October 1997.

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the periods January 18, 2002 through January 30, 2003 and March 12, 2003 through July 31, 2003.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the indices used for comparison. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Independent Auditors' Report

To the Board of Trustees of The Calvert Fund and Shareholders of

Calvert New Vision Small Cap Fund:

We have audited the accompanying statement of net assets of Calvert New Vision Small Cap Fund (the "Fund"), a series of The Calvert Fund, Inc., as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended September 30, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial statements in their report dated November 16, 2001.  The financial highlights for the periods presented prior to September 30, 2000, were audited by other auditors, whose report dated November 10, 1999, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert New Vision Small Cap Fund as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP

Philadelphia, Pennsylvania

November 18, 2003

Statement of Net Assets

September 30, 2003

Equity Securities - 94.4%	Shares	Value
Agricultural Products - 3.5%
Corn Products International, Inc.	219,000	$6,975,150

Banks - Regional - 4.7%
Capital Crossing Bank*	112,700	4,006,485
North Fork Bancorp., Inc.	149,000	5,177,750
		9,184,235

Communications Equipment - 6.4%
Commscope, Inc.*	506,500	6,108,390
Plantronics, Inc.*	277,500	6,623,925
		12,732,315

Computers - Software & Services - 3.5%
Barra, Inc.*	184,000	6,909,200

Consumer Finance - 6.7%
MCG Capital Corp.	397,000	6,197,170
PMI Group, Inc.	210,000	7,087,500
		13,284,670

Electrical Equipment - 3.9%
Rayovac Corp.*	530,100	7,739,460

Equipment - Semiconductors - 3.5%
Axcelis Technologies, Inc.*	831,000	6,864,060

Healthcare - Drug - Major Pharmaceutical - 1.4%
KV Pharmaceutical Co.*	119,250	2,683,125

Healthcare - Medical Products & Supplies - 2.3%
Sola International, Inc.*	285,600	4,569,600

Healthcare - Special Services - 1.1%
Hooper Holmes, Inc.	311,000	2,068,150

Insurance - Multi-Line - 3.1%
Quanta Capital Holdings Ltd.*(e)(b)(i)	600,000	6,060,000

Investment Banking & Brokerage - 2.7%
Interactive Data Corp.*	338,500	5,348,300

Manufacturing - Diversified - 2.9%
Spartech Corp.	270,700	5,765,910

Photography & Imaging - 2.5%
Concord Camera Corp.*	464,300	4,944,795

Publishing - 3.0%
John Wiley & Sons, Inc.	229,400	$5,962,106

Restaurants - 3.5%
Ruby Tuesday, Inc.	290,000	6,991,900

Retail - Computers & Electronics - 2.7%
Tech Data Corp.*	174,500	5,383,325

Retail - Department Stores - 2.4%
Stage Stores, Inc.*	187,200	4,769,856

Retail - Specialty - 7.2%
Barnes & Noble, Inc.*	215,000	5,463,150
Group 1 Automotive, Inc.*	53,700	1,854,798
Sonic Automotive, Inc.	135,000	3,248,100
United Auto Group, Inc.*	157,900	3,631,700
		14,197,748

Services - Advertising & Marketing - 1.5%
InfoUSA, Inc.*	390,000	2,928,900

Services - Commercial & Consumer - 17.7%
Brink's Co	430,800	7,478,688
NCO Group, Inc*	297,886	6,991,384
SOURCECORP, Inc*	292,500	6,800,625
Startek, Inc.	180,450	5,774,400
Viad Corp.	328,400	7,842,192
		34,887,289

Services - Data Processing - 4.9%
Bisys Group, Inc.*	240,000	3,156,000
Ceridian Corp.*	345,000	6,423,900
		9,579,900

Telecommuncations - 3.3%
Allstream, Inc. Class B*	166,000	6,482,300

Total Equity Securities (Cost $160,109,053)		186,312,294

	Principal
Taxable Variable Rate Demand Notes - 5.2%	Amount
Bloomington Minnesota MFH Revenue, 1.10%, 11/15/32	$3,900,000	3,900,000
Indiana State Development Finance Authority Revenue,
1.21%, 9/01/16	1,300,000	1,300,000
The Jobs Co., 1.33%, 5/01/22	3,000,000	3,000,000
Winder-Barrow Industrial Building Authority Revenue,
1.15%, 12/01/14	2,000,000	2,000,000

Total Taxable Variable Rate Demand Notes (Cost $10,200,000)		10,200,000

	Principal
Certificates of Deposit - 0.0%	Amount	Value
ShoreBank & Trust Co., 1.31%, 2/09/04 (b)(k)	$100,000	$99,980

Total Certificates of Deposit (Cost $100,000)		99,980

High Social Impact Investments - 0.5%
Calvert Social Investment Foundation Notes,
2.5%, 7/01/04 (b)(i)	950,000	927,143

Total High Social Impact Investments (Cost $950,000)		927,143

Total Investments (Cost $171,359,053) - 100.1%		197,539,417
Other assets and liabilities, net - (0.1%)		(184,194)
Net Assets - 100%		$197,355,223

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value authorized:
Class A: 9,590,071 shares outstanding		$156,813,223
Class B: 1,261,551 shares outstanding		19,167,739
Class C: 1,226,331 shares outstanding		18,733,550
Class I: 68,663 shares outstanding		1,136,059
Accumulated net realized gain (loss) on investments		(24,675,712)
Net unrealized appreciation (depreciation) on investments		26,180,364

Net Assets		$197,355,223

Net Asset Value Per Share
Class A (based on net assets of $157,611,008)		$16.43
Class B (based on net assets of $19,521,757)		$15.47
Class C (based on net assets of $19,092,457)		$15.57
Class I (based on net assets of $1,130,001)		$16.46

*   Non income producing security.

(b)      This security was valued by the Board of Trustees, see Note A.

(e)      Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i)       Restricted securities represent 0.5% of net assets of the Fund.

(k)      These certificates of deposit are fully insured by agencies of the federal government.

See notes to financial statements.

Statement of Operations

Year ended September 30, 2003

Net Investment Income
Investment Income:
Dividend income	$953,563
Interest income	193,692
Total investment income	1,147,255

Expenses:
Investment advisory fee	1,198,706
Transfer agency fees and expenses	647,651
Distribution Plan expenses:
Class A	321,861
Class B	151,982
Class C	156,607
Trustees' fees and expenses	10,189
Administrative fees	399,236
Accounting fees	59,802
Custodian fees	27,417
Registration fees	31,609
Reports to shareholders	85,894
Professional fees	14,344
Miscellaneous	10,259
Total expenses	3,115,557
Reimbursement from Advisor:
Class I	(201)
Fees waived	(22,643)
Fees paid indirectly	(17,419)
Net expenses	3,075,294

Net Investment Income (Loss)	(1,928,039)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(15,770,701)
Change in unrealized appreciation or (depreciation)	50,943,929

Net Realized and Unrealized Gain
(Loss) on Investments	35,173,228

Increase (Decrease) in Net Assets
Resulting From Operations	$33,245,189

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income (loss)	($1,928,039)	$1,339,792
Net realized gain (loss)	(15,770,701)	(4,206,845)
Change in unrealized appreciation or (depreciation)	50,943,929	(21,164,695)

Increase (Decrease) in Net Assets
Resulting From Operations	33,245,189	(24,031,748)

Distributions to shareholders from:
Net investment income:
Class A Shares	(1,084,619)	--
Class B Shares	(122,869)	--
Class C Shares	(132,328)	--
Net realized gain:
Class A Shares	(45,780)	(2,158,089)
Class B Shares	(5,438)	(175,100)
Class C Shares	(5,880)	(226,389)
Total distributions	(1,396,914)	(2,559,578)

Capital share transactions:
Shares sold:
Class A Shares	55,728,428	92,837,638
Class B Shares	6,156,676	8,998,794
Class C Shares	5,272,115	9,257,440
Class I Shares	1,217,130	--
Shares issued from merger:
Class A Shares	1,572,251	--
Class B Shares	351,028	--
Class C Shares	163,491	--
Class I Shares	370,734	--
Reinvestment of distributions:
Class A Shares	1,051,628	2,037,707
Class B Shares	110,915	152,389
Class C Shares	117,719	204,723
Class I Shares	--	20
Shares redeemed:
Class A Shares	(35,797,300)	(49,285,140)
Class B Shares	(1,971,328)	(1,216,685)
Class C Shares	(2,724,702)	(1,994,658)
Class I Shares	(456,534)	(969)
Total capital share transactions	31,162,251	60,991,259

Total Increase (Decrease) in Net Assets	63,010,526	34,399,933

Net Assets
Beginning of year	134,344,697	99,944,764
End of year (including undistributed net investment income
of $0 and $1,339,792, respectively)	$197,355,223	$134,344,697

See notes to financial statements.

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2003	2002
Shares sold:
Class A Shares	3,833,565	5,338,139
Class B Shares	452,368	547,108
Class C Shares	383,458	561,154
Class I Shares	76,066	--
Shares issued from merger:
Class A Shares	118,660	--
Class B Shares	27,948	--
Class C Shares	12,954	--
Class I Shares	27,975	--
Reinvestment of distributions:
Class A Shares	75,907	118,124
Class B Shares	8,442	9,213
Class C Shares	8,912	12,333
Class I Shares	--	1
Shares redeemed:
Class A Shares	(2,463,454)	(2,953,115)
Class B Shares	(145,060)	(75,949)
Class C Shares	(198,754)	(125,365)
Class I Shares	(35,378)	(55)
Total capital share activity	2,183,609	3,431,588

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:The Calvert New Vision Small Cap Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

On January 30, 2003, the net assets of the Calvert Social Investment Fund's Technology Portfolio merged into the Calvert New Vision Small Cap Fund.  The merger was accomplished by a tax-free exchange of 118,660 Class A, 27,948 Class B, 12,954 Class C, and 27,975 Class I shares of the New Vision Small Cap Fund (valued at $1,572,251, $351,028, $163,491, and $370,734 respectively) for 575,493 Class A, 131,436 Class B, 60,921 Class C, and 133,333 Class I shares of the Technology Fund outstanding at January 30, 2003.  The Technology Fund's net assets as of January 30, 2003, including $21,565 of unrealized appreciation and $36,057 of net realized gain, were combined with those of the New Vision Small Cap Fund.

Security Valuation:Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which a market quotation is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2003, $7,087,123, or 3.6% of net assets, were valued in good faith by the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Restricted Securities:  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders:Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .75% based on the Fund's average daily net assets. Under the terms of the agreement, $187,349 was payable at year end.

The Advisor contractually reimbursed the Fund's Class I shares for expenses of $201 for the year ended September 30, 2003. Effective February 1, 2003, the contractual expense cap became .92% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A, Class B, and Class C shares and .10% for Class I shares based on their average daily net assets. For the year ended September 30, 2003, CASC waived $22,643 of its fee. Under the terms of the agreement, $44,855 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Class I does not have Distribution Plan expenses. Under the terms of the agreement, $66,933 was payable at year end.

The Distributor received $76,806 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2003.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $129,628 for the year ended September 30, 2003. Under the terms of the agreement, $11,441 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $103,445,952 and $78,230,148, respectively.

The cost of investments owned at September 30, 2003 for federal income tax purposes was $172,350,829. Net unrealized appreciation aggregated $25,188,588, of which $31,565,413 related to appreciated securities and $6,376,825 related to depreciated securities.

Net realized capital loss carryforward for federal income tax purposes of $875,996 (from Calvert Social Investment Fund Technology Portfolio) and $7,037,677 at September 30, 2003 may be utilized to offset future capital gains until expiration in September 2010 and September 2011, respectively.

The Fund's use of net capital loss carryforwards from Calvert Social Investment Fund Technology Portfolio may be limited under certain tax provisions.

The Fund intends to elect to defer $15,770,263 of post-October losses to fiscal year ending September 30, 2004. Such losses will expire in 2012.

The tax character of dividends and distributions paid during the years ended September 30, 2003, and September 30, 2002 were as follows:

Distributions paid from:	2003	2002
Ordinary income	$1,396,914	$1,346,747
Long-term capital gain	--	1,212,831
Total	$1,396,914	$2,559,578

As of September 30, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($7,913,673)
Unrealized appreciation (depreciation)	25,188,588
$17,274,915

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to the disallowance of net operating losses.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and post-October losses.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Securities Act of 1940. For the year ended September 30, 2003, such purchases and sales transactions were $22,860,000 and $16,015,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2003. For the year ended September 30, 2003, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$49,838	1.76%	$2,210,445	January 2003

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2003	2002
Net asset value, beginning	$13.61	$15.39
Income from investment operations
Net investment income (loss)	(.15)	.19
Net realized and unrealized gain (loss)	3.11	(1.60)
Total from investment operations	2.96	(1.41)
Distributions from
Net investment income	(.13)	--
Net realized gain	(.01)	(.37)
Total distributions	(.14)	(.37)
Total increase (decrease) in net asset value	2.82	(1.78)
Net asset value, ending	$16.43	$13.61
Total return*	21.89%	(9.65%)
Ratios to average net assets:
Net investment income (loss)	(1.03%)	1.11%
Total expenses	1.77%	1.70%
Expenses before offsets	1.76%	1.70%
Net expenses	1.75%	1.70%
Portfolio turnover	54%	41%
Net assets, ending (in thousands)	$157,611	$109,207

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2001	2000	1999
Net asset value, beginning	$18.43	$13.49	$12.04
Income from investment operations
Net investment income (loss)	(.11)	(.13)	(.05)
Net realized and unrealized gain (loss)	(1.51)	5.07	1.50
Total from investment operations	(1.62)	4.94	1.45
Distributions from
Net realized gain	(1.42)	--	--
Total distributions	(1.42)	--	--
Total increase (decrease) in net asset value	(3.04)	4.94	1.45
Net asset value, ending	$15.39	$18.43	$13.49
Total return*	(8.99%)	36.62%	12.04%
Ratios to average net assets:
Net investment income (loss)	(.66%)	(.82%)	(.39%)
Total expenses	1.76%	1.79%	1.96%
Expenses before offsets	1.72%	1.76%	1.93%
Net expenses	1.63%	1.50%	1.66%
Portfolio turnover	66%	113%	68%
Net assets, ending (in thousands)	$84,979	$79,641	$52,961

	Years Ended
	September 30,	September 30,
Class B Shares	2003	2002
Net asset value, beginning	$12.94	$14.80
Income from investment operations
Net investment income (loss)	(.22)	.03
Net realized and unrealized gain (loss)	2.88	(1.52)
Total from investment operations	2.66	(1.49)
Distributions from
Net investment income	(.12)	--
Net realized gain	(.01)	(.37)
Total distributions	(.13)	(.37)
Total increase (decrease) in net asset value	2.53	(1.86)
Net asset value, ending	$15.47	$12.94

Total return*	20.71%	(10.59%)
Ratios to average net assets:
Net investment income (loss)	(2.02%)	.18%
Total expenses	2.76%	2.76%
Expenses before offsets	2.75%	2.76%
Net expenses	2.74%	2.76%
Portfolio turnover	54%	41%
Net assets, ending (in thousands)	$19,522	$11,878

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2001	2000	1999
Net asset value, beginning	$17.96	$13.29	$12.01
Income from investment operations
Net investment income (loss)	(.27)	(.30)	(.15)
Net realized and unrealized gain (loss)	(1.47)	4.97	1.43
Total from investment operations	(1.74)	4.67	1.28
Distributions from
Net realized gain	(1.42)	--	--
Total increase (decrease) in net asset value	(3.16)	4.67	1.28
Net asset value, ending	$14.80	$17.96	$13.29

Total return*	(9.96%)	35.14%	10.66%
Ratios to average net assets:
Net investment income (loss)	(1.74%)	(1.86%)	(1.68%)
Total expenses	2.87%	2.97%	3.87%
Expenses before offsets	2.82%	2.94%	3.33%
Net expenses	2.71%	2.52%	2.93%
Portfolio turnover	66%	113%	68%
Net assets, ending (in thousands)	$6,477	$4,484	$1,504

	Years Ended
	September 30,	September 30,
Class C Shares	2003	2002
Net asset value, beginning	$13.00	$14.85
Income from investment operations
Net investment income (loss)	(.23)	.04
Net realized and unrealized gain (loss)	2.93	(1.52)
Total from investment operations	2.70	(1.48)
Distributions from
Net investment income	(.12)	--
Net realized gain	(.01)	(.37)
Total distributions	(.13)	(.37)
Total increase (decrease) in net asset value	2.57	(1.85)
Net asset value, ending	$15.57	$13.00

Total return*	20.93%	(10.49%)
Ratios to average net assets:
Net investment income (loss)	(1.89%)	0.27%
Total expenses	2.64%	2.60%
Expenses before offsets	2.62%	2.60%
Net expenses	2.61%	2.59%
Portfolio turnover	54%	41%
Net assets, ending (in thousands)	$19,092	$13,260

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2001	2000	1999
Net asset value, beginning	$17.99	$13.27	$11.95
Income from investment operations
Net investment income (loss)	(.24)	(.26)	(.22)
Net realized and unrealized gain (loss)	(1.48)	4.98	1.54
Total from investment operations	(1.72)	4.72	1.32
Distributions from
Net realized gain	(1.42)	--	--
Total distributions	(1.42)	--	--
Total increase (decrease) in net asset value	(3.14)	4.72	1.32
Net asset value, ending	$14.85	$17.99	$13.27

Total return*	(9.83%)	35.57%	11.05%
Ratios to average net assets:
Net investment income (loss)	(1.56%)	(1.66%)	(1.27%)
Total expenses	2.69%	2.68%	2.87%
Expenses before offsets	2.65%	2.65%	2.84%
Net expenses	2.54%	2.33%	2.53%
Portfolio turnover	66%	113%	68%
Net assets, ending (in thousands)	$8,489	$8,799	$6,215

		Periods Ended
	September 30,	March 12,	January 18,
Class I Shares	2003(z)	2003(y)	2002(x)
Net asset value, beginning	$16.20	$13.25	$15.76
Income from investment operations
Net investment income (loss)	--	--	(.02)
Net realized and unrealized gain (loss)	.26	(1.29)	2.16
Total from investment operations	.26	(1.29)	2.14
Distributions from
Net realized gain	--	--	(.37)
Total distributions	--	--	(.37)
Total increase (decrease) in net asset value	.26	(1.29)	1.77
Net asset value, ending	$16.46	$11.96	$17.53

Total return*	1.60%	(9.74%)	13.58%
Ratios to average net assets:
Net investment income (loss)	(0.11%) (a)	(.31%) (a)	(.35%) (a)
Total expenses	1.01% (a)	1.12% (a)	1,179.31% (a)
Expenses before offsets	.93% (a)	.93% (a)	.70% (a)
Net expenses	.92% (a)	.92% (a)	.70% (a)
Portfolio turnover	5%	9%	11%
Net assets, ending (in thousands)	$1,130	$0	$0

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2001	2000	1999#
Net asset value, beginning	$18.77	$13.57	$12.20
Income from investment operations
Net investment income (loss)	.04	(.03)	.03
Net realized and unrealized gain (loss)	(1.63)	5.23	1.34
Total from investment operations	(1.59)	5.20	1.37
Distributions from
Net realized gain	(1.42)	--	--
Total distributions	(1.42)	--	--
Total increase (decrease) in net asset value	(3.01)	5.20	1.37
Net asset value, ending	$15.76	$18.77	$13.57

Total return*	(8.65%)	38.32%	11.23%
Ratios to average net assets:
Net investment income (loss)	.25%	(.14%)	.36% (a)
Total expenses	64.09%	1.64%	1.87% (a)
Expenses before offsets	3.71%	.98%	.93% (a)
Net expenses	.82%	.82%	.82% (a)
Portfolio turnover	66%	113%	68%
Net assets, ending (in thousands)	$1	$46	$1,314

(a)      Annualized

*        Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

#        From March 1, 1999 inception.

(x) The last remaining shareholder in Class I redeemed on January 18, 2002.

(y) Class I shares resumed on January 30, 2003 when the Calvert Social Investment Fund's Technology Portfolio merged into the Calvert New Vision Small Cap Fund. Subsequently, the last remaining shareholder redeemed on March 12, 2003.

(z) Class I shares resumed upon shareholder investment on July 31, 2003.

See notes to financial statements.

EXPLANATION OF FINANCIAL TABLES

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Trustee and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	President and CEO of the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	18
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	28
DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	20	Ariel Funds Calvert Foundation Calvert Ventures, LLC

M. CHARITO KRUVANT

DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank

ARTHUR J. PUGH

DOB: 09/24/37	Trustee	1982	Retired executive.	28	Acacia Federal Savings Bank
BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Trustee)

	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	37	Calvert Foundation

DAVID R. ROCHAT

DOB: 10/07/37 (interested Trustee)	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. Wayne Silby, Esq.

DOB: 07/20/48

(interested Trustee)	Trustee	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a private investment company.	21	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
Gregory J. Keifer DOB: 08/22/64	Officer	2003

Compliance Officer and Assistant Secretary of the Funds. Prior to working at Calvert Group, Mr. Keifer was Assistant Director of Compliance with Legg Mason Wood Walker, Incorporated and a senior compliance analyst with BISYS Fund Services.

LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.  Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

SUPPLEMENT TO

CLASS I (INSTITUTIONAL) SHARES PROSPECTUS

Calvert Social Investment Fund Portfolios

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

Calvert World Values International Equity Fund

Calvert New Vision Small Cap Fund

Calvert Income Fund

Calvert Short Duration Income Fund

Prospectus dated: January 31, 2003

Date of Supplement: June 9, 2003

The $1 million minimum initial investment may be waived for certain  institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders.

Please note this change in the prospectus.

SUPPLEMENT TO

PROSPECTUS

Calvert Social Investment Fund (CSIF) Balanced Portfolio

CSIF Equity Portfolio

CSIF Enhanced Equity Portfolio

CSIF Bond Portfolio

CSIF Money Market Portfolio

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

Calvert World Values International Equity Fund

Calvert New Vision Small Cap Fund

Date of Prospectus: January 31, 2003 as revised June 30, 2003

Class I (Institutional) Shares

(All Portfolios)

Date of Prospectus: January 31, 2003

Calvert Income Fund

Calvert Short Duration Income Fund

Date of Prospectus: January 31, 2003 as revised September 15, 2003

CALVERT VARIABLE SERIES, INC.

PROSPECTUS

Calvert Social Balanced Portfolio

Calvert Income Portfolio

Date of Prospectus: April 30, 2003

Date of This Supplement: October 30, 2003

Please replace the second paragraph under "About Calvert" with the following: (for Calvert Variable Series Social Balanced and Income Portfolios replace the third paragraph under "The Fund and Its Management" with the following:)

Steven Falci serves as Calvert's Chief Investment Officer, Equities and oversees the investment strategy and management of all Calvert equity and balanced portfolios.  Calvert uses a team approach to its management of the fixed-income portfolios.  Gregory Habeeb heads this team for Calvert's taxable fixed-income portfolios. Mr. Habeeb has over 20 years of experience as an analyst, trader, and portfolio manager.  Matt Nottingham is also a member of the fixed-income management team. Mr. Nottingham has 7 1/2 years of experience as an analyst, trader, and portfolio manager.

Calvert New Vision Small Cap Fund

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds

CTFR Money Market Portfolio

CTFR California Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Balanced Fund

CSIF Balanced Portfolio

Municipal Funds

CTFR Limited-Term Portfolio

CTFR Long-Term Portfolio

CTFR Vermont Municipal Portfolio

National Muni. Intermediate Portfolio

California Muni. Intermediate Portfolio

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Calvert Social Index Fund

printed on recycled paper using soy-based inks


SIGNATURE PAGE FOR FORM N-CSR

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

the CALVert fund

By:     /s/Barbara Krumsiek

         Barbara Krumsiek

         President -- Principal Executive Officer

Date: November 25, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         /s/Barbara Krumsiek

         Barbara Krumsiek

         President -- Principal Executive Officer

Date: November 25, 2003

         /s/Ronald Wolfsheimer

          Ronald Wolfsheimer

         Treasurer -- Principal Financial Officer

Date: November 30, 2003